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EXHIBIT 10.31.2

AMENDMENT NUMBER ONE TO
THE COCA-COLA COMPANY BENEFITS PLAN
FOR MEMBERS OF THE BOARD OF DIRECTORS

        THIS AMENDMENT to The Coca-Cola Company Benefits Plan for Members of the Board of Directors (the "Plan") is adopted by The Coca-Cola Company Benefits Committee (the "Committee").

W I T N E S S E T H:

        WHEREAS, the Plan was previously amended by instrument dated April 15, 2003 in order to address the use and disclosure of protected health information; and

        WHEREAS, Section 6.01 of the Plan provides that the Committee may amend the Plan at any time; and

        WHEREAS, the Committee wishes to amend the Plan in order to correct a typographical error and to clarify certain information that is not considered to be protected health information.

        NOW, THEREFORE, the Committee hereby amends the Plan as follows, effective as of the dates specified herein:

        Effective January 1, 2006, Section 9.04 shall be restated in its entirety to read as follows:

          "9.04    Establishment and Maintenance of Adequate Separation between the Company and Plan.    In accordance with the requirements of HIPAA, only the employees/classes of employees identified by the Committee or its delegate, as set forth in a separate written document maintained by the Committee or its delegate, will be given access to PHI to be used or disclosed. Such designated persons will only have access to and use PHI for purposes of Plan administration functions that the Company performs for the Plan. Notwithstanding the amendment provisions of this Plan, the Committee or its delegate is hereby granted authority to amend the designated persons document from time to time as necessary to facilitate payment or health care operations of the Plan. Any such amendment to the designated persons may apply prospectively or retroactively."

        IN WITNESS WHEREOF, the Committee has adopted this Amendment Number One on the date shown below, but effective as of the dates indicated above.

The Coca-Cola Company Benefits Committee
By:	/s/ BARBARA S. GILBREATH
Date:	December 16, 2005

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AMENDMENT NUMBER ONE TO THE COCA-COLA COMPANY BENEFITS PLAN FOR MEMBERS OF THE BOARD OF DIRECTORS